Exhibit 99.1
CNA Financial Corporation
Supplemental Financial Information
Segment Financial Results For the Quarterly Periods in and for
the Nine Months Ended September 30, 2009,
the Three Months Ended December 31, 2008,
and the Years Ended December 31, 2008 and 2007

CNA Financial Corporation
Table of Contents
Segment Financial Results For the Quarterly Periods in and for
the Nine Months Ended September 30, 2009,
the Three Months Ended December 31, 2008,
and the Years Ended December 31, 2008 and 2007
As a result of the realignment of management responsibilities, CNA Financial Corporation and its controlled subsidiaries (the Company or CNA) has revised its property and casualty segments in the fourth quarter of 2009. There was no change in the Company’s Life & Group Non-Core and Corporate & Other Non-Core segments.
The Company’s core property and casualty commercial insurance operations are reported in two business segments: CNA Specialty and CNA Commercial. CNA Specialty provides a broad array of professional, financial and specialty property and casualty products and services, primarily through insurance brokers and managing general underwriters. CNA Commercial includes property and casualty coverages sold to small businesses and middle market entities and organizations primarily through an independent agency distribution system. CNA Commercial also includes commercial insurance and risk management products sold to large corporations primarily through insurance brokers. Previously, the Company’s international operations were treated as a separate business unit within CNA Specialty. The products sold through the Company’s international operations are now reflected within CNA Specialty and CNA Commercial in a manner that aligns with the products within each segment. Additionally, the Company’s excess and surplus lines, which were previously included in CNA Specialty, are now included in CNA Commercial, as part of CNA Select Risk.
This Financial Supplement presents the Company’s segment financial results for each of the quarters in and for the nine month period ended September 30, 2009, the three month period ended December 31, 2008, and the years ended December 31, 2008 and December 31, 2007 as if the current segment changes occurred as of the beginning of the earliest period presented.

Page
Definitions and Presentation	i
Segment results for each of the three quarters in the period ended September 30, 2009 and the nine months ended September 30, 2009	1-6
Segment results for the three months ended December 31, 2008	7-8
Segment results for the years ended December 31, 2008 and 2007	9-10

CNA Financial Corporation
Definitions and Presentation

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2008 Form 10-K for further discussion of this measure.

•	In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Certain immaterial differences are due to rounding.

i

Segment results for each of the three quarters
in the period ended September 30, 2009 and the nine months
ended September 30, 2009

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Specialty

	2009
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2009

Gross written premiums	$1,093	$1,031	$1,071	$3,195
Net written premiums	672	655	690	2,017

Net earned premiums	659	668	687	2,014
Net investment income	85	157	154	396
Other revenues	55	45	53	153

Total operating revenues	799	870	894	2,563

Claims, benefits and expenses:
Net incurred claims and benefits	395	404	410	1,209
Policyholders’ dividends	3	3	1	7
Amortization of deferred acquisition costs	148	152	157	457
Other insurance related expenses	41	42	40	123
Other expenses	49	39	45	133

Total claims, benefits and expenses	636	640	653	1,929

Operating income from continuing operations before income tax	163	230	241	634
Income tax expense on operating income	(46)	(71)	(78)	(195)
Net operating income, after-tax, attributable to noncontrolling interests	(8)	(8)	(10)	(26)

Net operating income from continuing operations attributable to CNA	109	151	153	413

Net realized investment losses, net of participating policyholders’ interests	(109)	(83)	(35)	(227)
Income tax benefit on realized investment losses	38	27	11	76
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—

Net realized investment losses attributable to CNA	(71)	(56)	(24)	(151)

Net income from continuing operations attributable to CNA	$38	$95	$129	$262

FINANCIAL RATIOS
Loss & LAE	60.0%	60.4%	59.8%	60.1%
Acquisition expense	18.3	18.8	19.5	18.9
Underwriting expense	10.4	10.2	9.3	9.8

Expense	28.7	29.0	28.8	28.7
Dividend	0.4	0.4	0.2	0.4

Combined ratio	89.1%	89.8%	88.8%	89.2%

RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$1	$3	$2	$6
Impact on loss & LAE ratio	0.2%	0.3%	0.3%	0.3%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(29)	$(35)	$(39)	$(103)
Prior year premium development	(5)	2	3	—
Other (1)	(1)	—	—	(1)

Total development & other	$(35)	$(33)	$(36)	$(104)

Impact of development & other on loss & LAE ratio	(5.1)%	(5.1)%	(5.5)%	(5.2)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Commercial

	2009
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2009

Gross written premiums	$1,012	$1,052	$882	$2,946
Net written premiums	920	940	787	2,647

Net earned premiums	863	837	874	2,574
Net investment income	143	283	276	702
Other revenues	15	19	13	47

Total operating revenues	1,021	1,139	1,163	3,323

Claims, benefits and expenses:
Net incurred claims and benefits	614	596	642	1,852
Policyholders’ dividends	3	(1)	4	6
Amortization of deferred acquisition costs	195	193	203	591
Other insurance related expenses	94	89	118	301
Other expenses	16	23	23	62

Total claims, benefits and expenses	922	900	990	2,812

Operating income from continuing operations before income tax	99	239	173	511
Income tax expense on operating income	(25)	(66)	(52)	(143)
Net operating income, after-tax, attributable to noncontrolling interests	(3)	(6)	(3)	(12)

Net operating income from continuing operations attributable to CNA	71	167	118	356

Net realized investment losses, net of participating policyholders’ interests	(186)	(183)	(69)	(438)
Income tax benefit on realized investment losses	65	61	24	150
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	—	(1)	—

Net realized investment losses attributable to CNA	(120)	(122)	(46)	(288)

Net income (loss) from continuing operations attributable to CNA	$(49)	$45	$72	$68

FINANCIAL RATIOS
Loss & LAE	71.1%	71.2%	73.4%	71.9%
Acquisition expense	17.0	16.0	20.7	17.9
Underwriting expense	16.5	17.6	16.1	16.8

Expense	33.5	33.6	36.8	34.7
Dividend	0.4	(0.2)	0.4	0.2

Combined ratio	105.0%	104.6%	110.6%	106.8%

RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$12	$40	$21	$73
Impact on loss & LAE ratio	1.4%	4.8%	2.4%	2.8%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(42)	$(85)	$(21)	$(148)
Prior year premium development	20	56	9	85
Other (1)	5	5	2	12

Total development & other	$(17)	$(24)	$(10)	$(51)

Impact of development & other on loss & LAE ratio	(2.5)%	(4.5)%	(1.5)%	(2.8)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

	2009
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2009

Gross written premiums	$2,105	$2,083	$1,953	$6,141
Net written premiums	1,592	1,595	1,477	4,664

Net earned premiums	1,522	1,505	1,561	4,588
Net investment income	228	440	430	1,098
Other revenues	70	64	66	200

Total operating revenues	1,820	2,009	2,057	5,886

Claims, benefits and expenses:
Net incurred claims and benefits	1,009	1,000	1,052	3,061
Policyholders’ dividends	6	2	5	13
Amortization of deferred acquisition costs	343	345	360	1,048
Other insurance related expenses	135	131	158	424
Other expenses	65	62	68	195

Total claims, benefits and expenses	1,558	1,540	1,643	4,741

Operating income from continuing operations before income tax	262	469	414	1,145
Income tax expense on operating income	(71)	(137)	(130)	(338)
Net operating income, after-tax, attributable to noncontrolling interests	(11)	(14)	(13)	(38)

Net operating income from continuing operations attributable to CNA	180	318	271	769

Net realized investment losses, net of participating policyholders’ interests	(295)	(266)	(104)	(665)
Income tax benefit on realized investment losses	103	88	35	226
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	—	(1)	—

Net realized investment losses attributable to CNA	(191)	(178)	(70)	(439)

Net income (loss) from continuing operations attributable to CNA	$(11)	$140	$201	$330

FINANCIAL RATIOS
Loss & LAE	66.3%	66.4%	67.4%	66.7%
Acquisition expense	17.6	17.2	20.2	18.3
Underwriting expense	13.9	14.3	13.1	13.8

Expense	31.5	31.5	33.3	32.1
Dividend	0.4	0.2	0.3	0.3

Combined ratio	98.2%	98.1%	101.0%	99.1%

RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$13	$43	$23	$79
Impact on loss & LAE ratio	0.9%	2.9%	1.5%	1.7%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(71)	$(120)	$(60)	$(251)
Prior year premium development	15	58	12	85
Other (1)	4	5	2	11

Total development & other	$(52)	$(57)	$(46)	$(155)

Impact of development & other on loss & LAE ratio	(3.7)%	(4.9)%	(3.3)%	(4.0)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core

	2009
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2009

Net earned premiums	$150	$148	$149	$447
Net investment income	159	168	169	496
Other revenues	6	(1)	2	7

Total operating revenues	315	315	320	950

Claims, benefits and expenses:
Net incurred claims and benefits	305	269	199	773
Policyholders’ dividends	1	—	2	3
Amortization of deferred acquisition costs	6	4	5	15
Other insurance related expenses	46	47	45	138
Other expenses	6	51	7	64

Total claims, benefits and expenses	364	371	258	993

Operating income (loss) from continuing operations before income tax	(49)	(56)	62	(43)
Income tax (expense) benefit on operating income (loss)	27	30	(11)	46
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	—	—	—

Net operating income (loss) from continuing operations attributable to CNA	(22)	(26)	51	3

Net realized investment gains (losses), net of participating policyholders’ interests	(190)	13	21	(156)
Income tax (expense) benefit on realized investment gains (losses)	66	(4)	(7)	55
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—

Net realized investment gains (losses) attributable to CNA	(124)	9	14	(101)

Net income (loss) from continuing operations attributable to CNA	$(146)	$(17)	$65	$(98)

CNA FINANCIAL CORPORATION
Financial Supplement
Corporate & Other Non-Core

	2009
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2009

Net earned premiums	$—	$3	$(3)	$—
Net investment income	33	67	61	161
Other revenues	2	(1)	5	6

Total operating revenues	35	69	63	167

Claims, benefits and expenses:
Net incurred claims and benefits	21	23	25	69
Policyholders’ dividends	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—
Other insurance related expenses	—	—	1	1
Other expenses	30	30	27	87

Total claims, benefits and expenses	51	53	53	157

Operating income (loss) from continuing operations before income tax	(16)	16	10	10
Income tax (expense) benefit on operating income (loss)	7	(3)	(1)	3
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	—	—	—

Net operating income (loss) from continuing operations attributable to CNA	(9)	13	9	13

Net realized investment losses, net of participating policyholders’ interests	(47)	(44)	(17)	(108)
Income tax benefit on realized investment losses	18	14	6	38
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—

Net realized investment losses attributable to CNA	(29)	(30)	(11)	(70)

Net loss from continuing operations attributable to CNA	$(38)	$(17)	$(2)	$(57)

CNA FINANCIAL CORPORATION
Financial Supplement
Total Continuing Operations

	2009
				Nine months ended
(In millions)	Q1	Q2	Q3	September 30, 2009

Net earned premiums	$1,672	$1,656	$1,707	$5,035
Net investment income	420	675	660	1,755
Other revenues	78	62	73	213

Total operating revenues	2,170	2,393	2,440	7,003

Claims, benefits and expenses:
Net incurred claims and benefits	1,335	1,292	1,276	3,903
Policyholders’ dividends	7	2	7	16
Amortization of deferred acquisition costs	349	349	365	1,063
Other insurance related expenses	181	178	204	563
Other expenses	101	143	102	346

Total claims, benefits and expenses	1,973	1,964	1,954	5,891

Operating income from continuing operations before income tax	197	429	486	1,112
Income tax expense on operating income	(37)	(110)	(142)	(289)
Net operating income, after-tax, attributable to noncontrolling interests	(11)	(14)	(13)	(38)

Net operating income from continuing operations attributable to CNA	149	305	331	785

Net realized investment losses, net of participating policyholders’ interests	(532)	(297)	(100)	(929)
Income tax benefit on realized investment losses	187	98	34	319
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	—	(1)	—

Net realized investment losses attributable to CNA	(344)	(199)	(67)	(610)

Net income (loss) from continuing operations attributable to CNA	$(195)	$106	$264	$175

Segment results for the three months ended December 31, 2008

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

THREE MONTHS ENDED
DECEMBER 31, 2008
(In millions)	CNA Specialty	CNA Commercial	P&C Operations

Gross written premiums	$1,066	$957	$2,023
Net written premiums	683	881	1,564

Net earned premiums	685	930	1,615
Net investment income	29	21	50
Other revenues	57	19	76

Total operating revenues	771	970	1,741

Claims, benefits and expenses:
Net incurred claims and benefits	441	507	948
Policyholders’ dividends	4	3	7
Amortization of deferred acquisition costs	161	220	381
Other insurance related expenses	30	75	105
Other expenses	66	49	115

Total claims, benefits and expenses	702	854	1,556

Operating income from continuing operations before income tax	69	116	185
Income tax expense on operating income	(15)	(30)	(45)
Net operating income, after-tax, attributable to noncontrolling interests	(12)	(5)	(17)

Net operating income from continuing operations attributable to CNA	42	81	123

Net realized investment losses, net of participating policyholders’ interests	(122)	(245)	(367)
Income tax benefit on realized investment losses	43	86	129
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—

Net realized investment losses attributable to CNA	(79)	(159)	(238)

Net loss from continuing operations attributable to CNA	$(37)	$(78)	$(115)

FINANCIAL RATIOS
Loss & LAE	64.2%	54.5%	58.6%
Acquisition expense	18.3	17.6	17.9
Underwriting expense	9.4	14.1	12.1

Expense	27.7	31.7	30.0
Dividend	0.7	0.3	0.5

Combined ratio	92.6%	86.5%	89.1%

RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$4	$6	$10
Impact on loss & LAE ratio	0.6%	0.6%	0.6%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(47)	$(47)	$(94)
Prior year premium development	—	12	12
Other (1)	—	(104)	(104)

Total development & other (2)	$(47)	$(139)	$(186)

Impact of development & other on loss & LAE ratio	(6.9)%	(15.3)%	(11.8)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance.

(2)	In 2008, the amount due from policyholders related to losses under deductible policies within CNA Commercial was reduced by $90 million for insolvent insureds. The reduction of this amount, which was reflected as unfavorable net prior year reserve development, had no effect on the fourth quarter 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments

THREE MONTHS ENDED
DECEMBER 31, 2008
(In millions)	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Continuing Operations

Net earned premiums	$1,615	$152	$(2)	$1,765
Net investment income	50	108	12	170
Other revenues	76	8	2	86

Total operating revenues	1,741	268	12	2,021

Claims, benefits and expenses:
Net incurred claims and benefits	948	282	105	1,335
Policyholders’ dividends	7	1	—	8
Amortization of deferred acquisition costs	381	3	—	384
Other insurance related expenses	105	49	8	162
Other expenses	115	7	63	185

Total claims, benefits and expenses	1,556	342	176	2,074

Operating income (loss) from continuing operations before income tax	185	(74)	(164)	(53)
Income tax (expense) benefit on operating income (loss)	(45)	35	59	49
Net operating income, after-tax, attributable to noncontrolling interests	(17)	—	—	(17)

Net operating income (loss) from continuing operations attributable to CNA	123	(39)	(105)	(21)

Net realized investment losses, net of participating policyholders’ interests	(367)	(42)	(75)	(484)
Income tax benefit on realized investment losses	129	15	26	170
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—

Net realized investment losses attributable to CNA	(238)	(27)	(49)	(314)

Net loss from continuing operations attributable to CNA	$(115)	$(66)	$(154)	$(335)

Segment results for the years ended December 31, 2008 and 2007

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

YEAR ENDED DECEMBER 31	CNA Specialty		CNA Commercial		P&C Operations
(In millions)	2008	2007	2008	2007	2008	2007

Gross written premiums	$4,254	$4,499	$4,213	$4,541	$8,467	$9,040
Net written premiums	2,719	2,766	3,770	4,007	6,489	6,773

Net earned premiums	2,755	2,759	3,787	4,104	6,542	6,863
Net investment income	354	493	603	1,006	957	1,499
Other revenues	219	186	65	49	284	235

Total operating revenues	3,328	3,438	4,455	5,159	7,783	8,597

Claims, benefits and expenses:
Net incurred claims and benefits	1,700	1,725	2,766	2,741	4,466	4,466
Policyholders’ dividends	13	6	1	7	14	13
Amortization of deferred acquisition costs	618	600	836	905	1,454	1,505
Other insurance related expenses	137	112	343	413	480	525
Other expenses	198	168	105	60	303	228

Total claims, benefits and expenses	2,666	2,611	4,051	4,126	6,717	6,737

Operating income from continuing operations before income tax	662	827	404	1,033	1,066	1,860
Income tax expense on operating income	(205)	(268)	(101)	(324)	(306)	(592)
Net operating income, after-tax, attributable to noncontrolling interests	(43)	(35)	(14)	(12)	(57)	(47)

Net operating income from continuing operations attributable to CNA	414	524	289	697	703	1,221

Net realized investment losses, net of participating policyholders’ interests	(257)	(70)	(518)	(160)	(775)	(230)
Income tax benefit on realized investment losses	90	25	183	55	273	80
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	—	—

Net realized investment losses attributable to CNA	(167)	(45)	(335)	(105)	(502)	(150)

Net income (loss) from continuing operations attributable to CNA	$247	$479	$(46)	$592	$201	$1,071

FINANCIAL RATIOS
Loss & LAE	61.7%	62.5%	73.0%	66.8%	68.2%	65.1%
Acquisition expense	18.2	17.1	17.1	18.5	17.6	18.0
Underwriting expense	9.1	8.7	14.1	13.6	12.0	11.5

Expense	27.3	25.8	31.2	32.1	29.6	29.5
Dividend	0.5	0.2	—	0.2	0.2	0.2

Combined ratio	89.5%	88.5%	104.2%	99.1%	98.0%	94.8%

RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$15	$3	$343	$75	$358	$78
Impact on loss & LAE ratio	0.6%	0.1%	9.0%	1.8%	5.5%	1.1%
Pretax assessments related to catastrophes	$—	$—	$10	$—	$10	$—
Impact on expense ratio	—%	—%	0.3%	—%	0.2%	—%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(97)	$35	$(101)	$(164)	$(198)	$(129)
Prior year premium development	(9)	(11)	5	(19)	(4)	(30)
Other (1)	(4)	—	(83)	25	(87)	25

Total development & other (2)	$(110)	$24	$(179)	$(158)	$(289)	$(134)

Impact of development & other on loss & LAE ratio	(3.9)%	1.0%	(4.8)%	(3.6)%	(4.4)%	(1.8)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance.

(2)	In 2008, the amount due from policyholders related to losses under deductible policies within CNA Commercial was reduced by $90 million for insolvent insureds. The reduction of this amount, which was reflected as unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments

YEAR ENDED DECEMBER 31	P&C Operations		Life & Group Non-Core		Corporate & Other Non-Core		Total Continuing Operations
(In millions)	2008	2007	2008	2007	2008	2007	2008	2007

Net earned premiums	$6,542	$6,863	$612	$618	$(3)	$3	$7,151	$7,484
Net investment income	957	1,499	484	622	178	312	1,619	2,433
Other revenues	284	235	28	36	14	8	326	279

Total operating revenues	7,783	8,597	1,124	1,276	189	323	9,096	10,196

Claims, benefits and expenses:
Net incurred claims and benefits	4,466	4,466	1,104	1,312	133	217	5,703	5,995
Policyholders’ dividends	14	13	6	1	—	—	20	14
Amortization of deferred acquisition costs	1,454	1,505	13	15	—	—	1,467	1,520
Other insurance related expenses	480	525	201	199	13	9	694	733
Other expenses	303	228	24	43	150	130	477	401

Total claims, benefits and expenses	6,717	6,737	1,348	1,570	296	356	8,361	8,663

Operating income (loss) from continuing operations before income tax	1,066	1,860	(224)	(294)	(107)	(33)	735	1,533
Income tax (expense) benefit on operating income (loss)	(306)	(592)	116	135	45	32	(145)	(425)
Net operating income, after-tax, attributable to noncontrolling interests	(57)	(47)	—	—	—	(1)	(57)	(48)

Net operating income (loss) from continuing operations attributable to CNA	703	1,221	(108)	(159)	(62)	(2)	533	1,060

Net realized investment losses, net of participating policyholders’ interests	(775)	(230)	(363)	(56)	(159)	(25)	(1,297)	(311)
Income tax benefit on realized investment losses	273	80	127	20	56	8	456	108
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	—	—	—	—

Net realized investment losses attributable to CNA	(502)	(150)	(236)	(36)	(103)	(17)	(841)	(203)

Net income (loss) from continuing operations attributable to CNA	$201	$1,071	$(344)	$(195)	$(165)	$(19)	$(308)	$857